UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

STREAMEX CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025

STREAMEX CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2431 Aloma Avenue, Suite 243 Winter Park, Florida	32792
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	STEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 30, 2025, Streamex Corp. (f./k/a BioSig Technologies, Inc.), a Delaware corporation (the “Company”) issued a press release announcing Nasdaq’s approval for continued listing and providing details regarding the reconvened special meeting of stockholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On October 30, 2025, in addition to the Company announcing that Nasdaq has granted formal approval for the continued listing of the Company’s common stock on The Nasdaq Capital Market under the ticker symbol “STEX,” announced that it will convene a special meeting of stockholders at 3:00 p.m. Eastern Time on November 4, 2025, to reconvene the previously adjourned Proposal 1 – the Acquisition Proposal, for formal vote and approval. The special meeting will be held via webcast at www.virtualshareholdermeeting.com/BSGM2025SM, and stockholders of record as of the applicable record date will be able to attend, vote and ask questions online during the meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAMEX CORP.

Date: October 31, 2025	By:	/s/ Karl Henry McPhie
	Name:	Karl Henry McPhie
	Title:	Chief Executive Officer

Exhibit 99.1

Streamex Corp. (NASDAQ: STEX) Announces Nasdaq Approval for Continued Listing on Nasdaq Capital Market & Shareholder Meeting on November 4, 2025

Los Angeles, CA – October 30, 2025 (GLOBE NEWSWIRE) – Streamex Corp. (“Streamex” or the “Company”) (NASDAQ: STEX), an institutional commodity tokenization company, today announced that it has received formal approval from Nasdaq for continued listing of its shares of common stock on the Nasdaq Capital Market under the ticker symbol “STEX.”

In conjunction with the Nasdaq approval, Streamex will convene a special meeting of shareholders at 3:00 PM EST on November 4, 2025, to reconvene the previously adjourned Proposal 1 – the Acquisition Proposal, for formal vote and approval.

Shareholder Meeting

The upcoming shareholder meeting will address the previously adjourned, Proposal 1 - The Acquisition Proposal.

The meeting will be held via webcast at www.virtualshareholdermeeting.com/BSGM2025SM, virtualshareholdermeeting.com/BSGM2025SM, enabling participation from all shareholders. Stockholders of record will be able to vote and ask questions online during the Special Meeting. If you would like to attend the meeting and have your control number, please click this link and log in 15 minutes prior to the start of the virtual meeting:

www.virtualshareholdermeeting.com/BSGM2025SM

Streamex highly encourages all shareholders to attend the meeting on November 4th. During the meeting, Streamex’s executive team will deliver a presentation to shareholders highlighting the company’s continued advancements, strategy going forward, and near-term catalysts.

“This marks a significant milestone for Streamex,” states Morgan Lekstrom, Co-Founder and Chairman of Streamex. “Nasdaq’s approval allows us to accelerate our business plans and deliver greater value to our stakeholders. It also positions us to unlock substantial opportunities for GLDY stablecoin holders who share our mission to transform and modernize the gold industry. We look forward to continuing our close collaboration with Nasdaq on this and future initiatives.”

About Streamex Corp.

Streamex Corp. (NASDAQ: STEX) is a vertically integrated technology and infrastructure company focused on the tokenization and digitalization of real-world assets. Streamex provides institutional-grade solutions that bring traditional commodities and assets on-chain through secure, regulated, and yield-bearing financial instruments. The company is committed to delivering transparent, scalable, and compliant digital asset solutions that bridge the gap between traditional finance and blockchain-enabled markets.

For more information, visit www.streamex.com or follow the company on X (Twitter).

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated benefits of Streamex’s Nasdaq listing, the outcome of shareholder voting, and the company’s future plans and prospects. Forward-looking statements are based on current expectations and assumptions subject to risks and uncertainties that could cause actual results to differ materially. For a discussion of these risks, please refer to Streamex’s filings with the U.S. Securities and Exchange Commission. Streamex undertakes no obligation to update forward-looking statements, except as required by law.

Important Additional Information and Where to Find It

Streamex Corp. has filed its definitive proxy statement and related materials with the SEC in connection with the Special Meeting. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors can obtain these documents free of charge at the SEC’s website, www.sec.gov.

Participants in the Solicitation

Streamex Corp., its directors, and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Streamex’s stockholders in connection with the matters to be considered at the Special Meeting. Information regarding the identity of such participants and their direct or indirect interests is included in Streamex’s definitive proxy statement (as amended and supplemented) and in other filings made by Streamex with the SEC, all of which are available free of charge at www.sec.gov.

Contacts

Investor Relations

Adele Carey

Alliance Advisors Investor Relations

IR@streamex.com

Henry McPhie

Chief Executive Officer, Streamex Corp.

contact@streamex.com

www.streamex.com